                                                                   Exhibit 10.26

                            INTERCREDITOR AGREEMENT
                            -----------------------

     This INTERCREDITOR AGREEMENT (as amended from time to time, herein called this "Agreement"), is entered into by and among the Lenders (as such term is defined in the Bank Revolver Agreement) (herein sometimes called the "Revolver Banks"), BANK OF AMERICA, N.A., successor in interest to NATIONSBANK, N.A., as Agent for the Revolver Banks (the "Agent"), and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey corporation, for itself and on behalf of any corporation or other entity (a "Prudential Affiliate"), all of the voting securities or interest of which is owned by The Prudential Insurance Company of America (herein sometimes collectively called "Prudential"; the Revolver Banks, the Agent, and Prudential are herein sometimes collectively called the "Lenders" and individually called a "Lender").


                             W I T N E S S E T H:

     WHEREAS, WESTERN GAS RESOURCES, INC., a Delaware corporation (herein called the "Company"), the Revolver Banks and the Agent have entered into that certain Loan Agreement dated as of April 29, 1999 (herein, as from time to time amended, supplemented or restated, called the "Bank Revolver Agreement"), pursuant to which, among other things, the Revolver Banks have agreed to make certain loans to the Company and the Company has executed in favor of each Revolver Bank a promissory note (such promissory notes, as from time to time supplemented or amended and all promissory notes given in renewal and extension thereof are collectively referred to herein as the "Revolver Notes");

     WHEREAS, the Company and one or more of the Revolver Banks or Prudential may, from time to time, enter into interest rate swap agreements with respect to various obligations of the Company (herein, as hereafter executed and amended from time to time, collectively called the "Swap Agreements");

     WHEREAS, payment of certain obligations of the Company to the Revolver Banks and the Agent arising under or in connection with the Bank Revolver Agreement and the Swap Agreements from time to time is guaranteed pursuant to those certain Guaranties dated as of April 29, 1999 from each of Mountain Gas Resources, Inc., a Delaware corporation ("MGR"), Western Gas Resources Texas, Inc., a Texas corporation ("WGRT"), MGTC, Inc., a Wyoming corporation ("MGTC") and MIGC, Inc., a Delaware corporation ("MIGC"), WGR Canada, Inc., a New Brunswick corporation ("Canada"), Lance Oil & Gas Company, Inc., a Delaware corporation ("Lance"), and Western Gas Wyoming, L.L.C., a Wyoming limited liability company ("WGW") (MGR, WGRT, MGTC, MIGC, Canada, Lance, and WGW being herein and sometimes collectively called the "Guarantors" and individually called a "Guarantor") in favor of the Revolver Banks and the Agent (herein, as amended from time to time, collectively called the "Bank Guaranties");

     WHEREAS, the Company has heretofore executed and delivered to Prudential those certain Senior Notes dated October 27, 1992, September 22, 1993, December 27, 1993, October 27, 1994, and July 28, 1995 issued pursuant to a Master Shelf Agreement dated as of December 19, 1991 by and between the Company and Prudential, as amended and restated pursuant to that certain Amended and Restated Master Shelf Agreement dated as of December 19, 1991 (herein, as amended from time to time, called the "Prudential Agreement"; the Bank Revolver Agreement, the Swap Agreements, and the Prudential Agreement and collectively referred to herein as the "Credit Agreements") and may issue additional Senior Notes pursuant to the Prudential Agreement, in each case evidencing indebtedness of the Company to Prudential (the Senior Notes dated October 27, 1992, September 22, 1993, December 27, 1993, October 27, 1994, and July 28, 1995 and any
additional Senior Notes issued pursuant to the Prudential Agreement being herein called the "Prudential Notes");

     WHEREAS, each Guarantor has heretofore executed and delivered to Prudential its guaranty (herein, as amended from time to time, collectively called the "Prudential Guaranties"), guaranteeing payment of obligations of the Company to Prudential arising under or in connection with the Prudential Notes and the Prudential Agreement and, to the extent Prudential enters into a Swap Agreement, any such Swap Agreement (by amendment to the Prudential Guaranties);

     WHEREAS, hereafter subsidiaries of the Company may from time to time issue additional guaranties in favor of the Revolver Banks or any of them in connection with the Bank Revolver Agreement, in favor of any Swap Lenders (as hereinafter defined) in connection with any Swap Agreements, or in favor of Prudential in connection with the Prudential Notes and the Prudential Agreement (any such guaranty being an "Additional Guaranty" and any subsidiaries executing an Additional Guaranty herein being collectively called the "Additional Guarantors"; the Bank Guaranties, the Prudential Guaranties and the Additional Guaranties herein being collectively called the "Subject Guaranties" and individually called a "Subject Guaranty");

     WHEREAS, the Company has executed and delivered to the Agent for the benefit of the Revolver Banks that certain Pledge Agreement dated as of April 29, 1999, pursuant to which the Company has granted to the Agent a security interest in all of its ownership interests in its subsidiaries, and MIGC has executed and delivered to the Agent for the benefit of the Revolver Banks that certain Stock Pledge Agreement dated as of April 29, 1999, pursuant to which MIGC has granted to the Agent a security interest in all of its ownership interests in MGTC (such Pledge Agreements as from time to time amended, supplemented or restated are herein being collectively called the "Bank Pledge Agreements");

     WHEREAS, the Company has executed and delivered to Prudential that certain Pledge Agreement dated as of April 29, 1999, pursuant to which the Company has granted to Prudential a security interest in all of its ownership interests in its subsidiaries, and MIGC has executed and delivered to Prudential that certain Pledge Agreement dated as of April 29, 1999, pursuant to which MIGC has granted to Prudential a security interest in all of its ownership interests in

MGTC (such Pledge Agreements as from time to time amended, supplemented or restated are herein being collectively called the "Prudential Pledge Agreements");

     WHEREAS, subsidiaries of the Company may from time to time create additional pledge agreements in favor of the Revolver Banks or any of them in connection with the Bank Revolver Agreement, in favor of any Swap Lenders in connection with any Swap Agreements, or in favor of Prudential in connection with the Prudential Notes and the Prudential Agreement (any such pledge agreement being an "Additional Pledge Agreement" and any subsidiaries executing an Additional Pledge Agreement herein being collectively called the "Additional Pledgors"; the Bank Pledge Agreements, the Prudential Pledge Agreements, and the Additional Pledge Agreements herein being collectively called the "Pledge Agreements" and individually called a "Pledge Agreement");

     WHEREAS, the Agent, Prudential, and the Revolver Banks have entered into that certain Intercreditor Agreement dated as of as of April 29, 1999 (as amended, supplemented, or restated to the date hereof, the "Existing Intercreditor Agreement") to evidence their agreement with respect to certain payments that may be received by the Lenders under or in connection with the Subject Guaranties; and

     WHEREAS, the Lenders desire to amend and restate the Existing Intercreditor Agreement as provided herein;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Lenders hereby agree that the Existing Intercreditor Agreement is hereby amended and restated to read in its entirety as follows:

     1. If, after the occurrence and during the continuance of a "Default" or "Event of Default" under any Credit Agreement (as "Default" or "Event of Default" is defined in each Credit Agreement) any Lender shall at any time obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) from any Guarantor pursuant to a Subject Guaranty (each date on which a Lender receives any such payment or recovery is herein called a "Calculation Date") in excess of its Proportionate Share (as defined below) calculated as of such date of payments or other recoveries then or therewith obtained by all Lenders with respect to the Subject Guaranties, such Lender shall purchase from the other Lenders such participation(s) in the Indebtedness (as defined below) of the Company held by such other Lenders that is guaranteed pursuant to such other Lenders' Subject Guaranty or Subject Guaranties, as shall be necessary to cause such purchasing Lender to share such payment or other recovery ratably with such selling Lenders; provided, however,
                                                             --------  -------
that if all or any portion of such payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded, and each selling Lender shall repay to the purchasing Lender the purchase price, to the ratable extent of such recovery, together with an amount equal to such selling Lender's ratable share (according to the proportion of (x) the amount of such selling Lender's required repayment to the purchasing Lender to (y) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Notwithstanding the foregoing, if a Swap Amount is not due and owing on a Calculation Date or does not actually become due and owing within 30 days of such Calculation Date, and as a result of the inclusion of the Swap Amount in calculating a Swap Lender's Proportionate Share, such Swap Lender receives a greater portion of any payment or other recovery from any Guarantor than it would have if the Swap Amount had not been included in such calculation (such amount is herein called an "Excess Amount"), then such Swap Lender shall immediately purchase from each other Lender such participation(s) in the Indebtedness of the Company held by such other Lender that is guaranteed pursuant to such other Lender's Subject Guaranty or Subject Guaranties in an amount equal to such other Lender's Proportionate Share as of such Calculation Date (after being recalculated to exclude the Swap Amount) of the Excess Amount plus such other Lender's Proportionate Share of any interest earned by the Swap Lender or such Excess Amount.

     As used herein the following definitions shall have the meanings set forth below:

          (a) The term "Proportionate Share", as used herein, shall mean a fraction (i) the numerator of which is the sum of the Indebtedness owing to such Lender plus the Swap Amount and/or Make-Whole Amount (as such terms are defined below) owing to such Lender and (ii) the denominator of which is the sum of the Indebtedness owing to all Lenders plus the Swap Amount and/or Make-Whole Amount owing to all Lenders;

          (b) The term "Indebtedness", as used herein, shall mean with respect to each Calculation Date, the aggregate outstanding principal amount of indebtedness of the Company under the Bank Revolver Agreement, the Revolver Notes, the Prudential Agreement, and the Prudential Notes;

          (c) The term "Make-Whole Amount" as used herein shall mean with respect to Prudential, the "Yield Maintenance Amount" as defined in the Prudential Agreement except that (for purposes of this Agreement only) the "Reinvestment Yield", which is defined in the Prudential Agreement and used in computing such Yield Maintenance Amount, shall be the rate of 1.29% per annum with respect to the 7.51% Notes, 1.32% per annum with respect to the 7.99% Notes, 1.35% per annum with respect to the 6.77% Notes, 1.40% per annum with respect to the 7.23% Notes, 1.40% per annum with respect to the 9.05% Notes, 1.45% per annum with respect to the 9.24% Notes, and 1.55% per annum with respect to the 7.61% Notes [initial spread over comparable U.S. treasuries at time of commitment used to set the coupon, which is payable quarterly] above the Reinvestment Yield, as it would otherwise be calculated under the Prudential Agreement, and with respect to additional Prudential Notes issued under the Prudential Agreement, the initial spread over comparable average life U.S. treasuries at time of commitment to purchase such Prudential Notes above the Reinvestment Yield, as it would otherwise be calculated under the Prudential Agreement; and

          (d) The term "Swap Amount", as used herein, shall mean with respect to each Lender (a "Swap Lender") on each Calculation Date and on each Determination Date, the aggregate amount of all breakage, unwinding and all related costs under all Swap

     Agreements which would be due and owing thereunder to such Swap Lender on such Calculation Date or Determination Date if any such Swap Agreement was terminated on such date whether or not such Swap Amount is actually due and owing on such date.

          2. If any Lender shall at any time obtain any payment or other recovery (whether voluntary, involuntary, or otherwise) under a Pledge Agreement (each date on which a Lender receives any such payment or recovery is herein called a "Determination Date") in excess of its Proportionate Share (as defined below) calculated as of such date of payments or other recoveries then or therewith obtained by all Lenders under a Pledge Agreement, such Lender shall purchase from the other Lenders such participation(s) in the Indebtedness of the Company held by such other Lenders that is secured by the Pledge Agreements, as shall be necessary to cause such purchasing Lender to share such payment or other recovery ratably with such selling Lenders; provided, however, that if all
                                                  --------  -------
or any portion of such payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded, and each selling Lender shall repay to the purchasing Lender the purchase price, to the ratable extent of such recovery, together with an amount equal to such selling Lender's ratable share (according to the proportion of (x) the amount of such selling Lender's required repayment to the purchasing Lender to (y) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Notwithstanding the foregoing, if a Swap Amount is not due and owing on a Determination Date or does not actually become due and owing within 30 days of such Determination Date, and as a result of the inclusion of the Swap Amount in calculating a Swap Lender's Proportionate Share, such Swap Lender receives a greater portion of any payment or other recovery with respect to the Pledged Interests under any Pledge Agreement than it would have if the Swap Amount had not been included in such calculation (such amount is herein called a "Pledge Agreement Excess Amount"), then such Swap Lender shall immediately purchase from each other Lender such participation(s) in the Indebtedness of the Company held by such other Lender that is secured under such other Lender's Pledge Agreement in an amount equal to such other Lender's Proportionate Share as of such Determination Date (after being recalculated to exclude the Swap Amount) of the Pledge Agreement Excess Amount plus such other Lender's Proportionate Share of any interest earned by the Swap Lender or such Pledge Agreement Excess Amount.

     As used herein, the term "Pledged Interests" shall mean all of the personal property of the Company, MIGC or any Additional Pledgor in which a security interest is granted pursuant to the Pledge Agreements; and

     3. Each of the Company and each Guarantor, by signing the Consent and Agreement attached hereto, agrees that each Lender so purchasing a participation from another Lender pursuant to Section 1 or 2 hereof may, to the fullest extent permitted by law, exercise all its rights of payment (including rights of setoff) with respect to such participation as fully as if such Lender were the direct creditor of the Company and such Guarantor in the amount of such participation. By its execution of the Consent and Agreement, the Company hereby agrees that it shall cause each Additional Guarantor and each Additional Pledgor to execute and deliver to Lenders a Consent and Agreement substantially in the form attached hereto concurrently with the delivery of its respective Additional Guaranty or Additional Pledge Agreement, as applicable.

     4. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which Section 2 hereof applies, such Lender shall exercise its rights in respect of such secured claim in a manner consistent with the rights of the other Lenders in accordance with Section 1 hereof.

     5.  All security interests of the Lenders in the Pledged Interests shall be pari passu regardless of the order of filing of any financing statements with
----------
respect thereto or the taking of any other action relevant to the determination of the perfection or priority of such security interests. Except for the filings to be made by the Agent on behalf of the Revolver Banks, each Lender shall be responsible for the preparation and filing of its respective financing statement covering the Pledged Interests. The Lenders hereby direct the Agent to receive and maintain physical possession, of all certificates (the
"Certificates") evidencing the Pledged Interests.   The Agent will hold the
Certificates to perfect each Lender's security interest in the Pledged Interests. The Agent will hold the Certificates in its capacity as collateral agent for Revolver Lenders and as bailee on behalf of Prudential and any subsequent holder of Prudential Notes. Prudential hereby acknowledges that the Agent is acting on its behalf solely as a bailee and has no fiduciary obligation to Prudential or any subsequent holder of Prudential Notes.

     6. Prior to the occurrence of an Acceleration Event, no Lender shall exercise any remedy or other right available to it with respect to any Pledged Interest. Concurrently with the occurrence of any event described in either clause (i) or (ii) of the definition of Acceleration Event, the Lender so accelerating its Note shall give written notice of such Acceleration Event to the Agent, in its capacity as collateral agent and bailee, and each other Lender. After the occurrence of an Acceleration Event, upon ten (10) days notice to Agent and each other Lender, any Lender may exercise remedies pursuant to its respective Pledge Agreement; provided that all proceeds from any such exercise of remedies shall be subject to the sharing provisions of Section 2 hereof.

     As used herein, the following definitions shall have the meanings set forth below:

          (a) The term "Acceleration Event", as used herein, shall mean (i) the failure by the Company to pay in full the outstanding principal balance of and any accrued and unpaid interest on any Note on the final maturity date of such Note; (ii) the acceleration of the outstanding principal balance of and any accrued and unpaid interest on, any Note by any Lender or by any person or entity acting on behalf of any Lender; or (iii) the Company or MIGC (A) suffers the entry against it of a judgment, decree or order or relief by a court of competent jurisdiction in an involuntary proceeding commenced under any applicable bankruptcy, insolvency or other similar law of any jurisdiction now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended, or has any such proceeding commenced against it which remains undismissed for a period of sixty days;
     (B) commences a voluntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect, including the federal Bankruptcy Code, as from time to time amended; or applies for or consents to the entry of an order for relief in an involuntary case under any such law; or makes a general assignment for the benefit of creditors; or fails generally to pay (or admits in writing its inability to pay) its debts as such debts become due; or takes corporate or other action to authorize any of the foregoing; or (C) suffers the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of all or a substantial part of its assets in a proceeding brought against or initiated by it, and such appointment or taking possession is neither made ineffective nor discharged within thirty days after the making thereof, or such appointment or taking possession is at any time consented to, requested by, or acquiesced to by it; and

          (b) The term "Note", as used herein, shall mean any of the Revolver Notes or the Prudential Notes.

     7. This Agreement shall in all respects be a continuing, absolute, unconditional and irrevocable agreement, and shall remain in full force and effect until all obligations of the Guarantors and the Additional Guarantors to the Lenders shall have been satisfied in full, all obligations of all Lenders to the other Lenders hereunder shall have been satisfied in full and all Pledge Agreements have been terminated. Each Lender agrees that this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the obligations of the Company, any of the Guarantors or any of the Additional Guarantors is rescinded or must otherwise be restored by any Lender, upon the insolvency, bankruptcy or reorganization of the Company, any of the Guarantors or any of the Additional Guarantors or otherwise, as though such payment had not been made.

     8. In order to induce Prudential to enter into this Agreement, each of the Revolver Banks and the Agent severally represent and warrant to Prudential that it has full corporate power, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its respective obligations hereunder, and that no governmental or other authorizations are required in connection herewith, and that this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, regulatory and similar laws of general application and by general principles of equity.

     9. In order to induce the Revolver Banks and the Agent to enter into this Agreement, Prudential represents and warrants to the Revolver Banks and the Agent that it has full corporate power, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations hereunder, and that no governmental or other authorizations are required in connection herewith, and that this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium, regulatory and similar laws of general application and by general principles of equity.

     10. This Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the Lenders and each of their respective successors, transferees and assigns. Without limiting the generality of the foregoing sentence, any Lender may assign or otherwise transfer (in whole or in part) to any other person or entity the obligations of the Company, any of the Guarantors, any of the Additional Guarantors or any of the Additional Pledgors to such Lender (with respect to the Revolver Banks, subject to the provisions of the Revolver Bank Agreement), and such other person or entity shall thereupon become vested with all rights and benefits, and become subject to all the obligations, in respect thereof granted to or imposed upon such Lender under this Agreement, subject, however, to any contrary provisions in such assignment or transfer (with respect to the Revolver Banks, subject to the provisions of the Revolver Bank Agreement). Prudential will cause any Prudential Affiliate who purchases any Note to execute a copy of this Agreement and deliver it to each Lender.

     11. None of the provisions of this Agreement shall inure to the benefit of the Company, any of the Guarantors, any of the Additional Guarantors, any of the Additional Pledgors or any other person than the Lenders; consequently, the Company, the Guarantors, the Additional Guarantors, the Additional Pledgors and any and all other persons shall not be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the provisions of this Agreement or the failure of any Lender to comply with such provisions.

     12. No amendment to or waiver of any provision of this Agreement, nor consent to any departure by any Lender herefrom, shall in any event be effective unless the same shall be in writing and signed by all the Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     13. All notices and other communications provided to any Lender under this Agreement shall be in writing or by facsimile and addressed, delivered or transmitted to such Lender at its address or facsimile number set forth (a) on Annex 1 hereto, or (b) at such other address or facsimile number as may be designated by such Lender in a notice to the other Lenders. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by prepaid courier service, shall be deemed given received; any notice, if transmitted by facsimile, shall be deemed given when transmitted if actually received, and the burden of proving receipt shall be on the transmitting Lender.

     14. No failure or delay on the part of any Lender in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof of the exercise of any other power or right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     15. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     16. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING BETWEEN THE

PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

     17. EACH LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY LENDER IN CONNECTION HEREWITH. EACH LENDER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE OTHER LENDERS ENTERING INTO THIS AGREEMENT.

     18. This Agreement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of April 26, 2001 by their duly authorized officers.


                              BANK OF AMERICA, N.A.


                              By:____________________________________
                                 Name:
                                 Title: